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                                POWER OF ATTORNEY

      Each person whose signature appears following paragraph b) under "SIGNATURES" below hereby constitutes and appoints John L. Steinkamp, Jeremy Sachs and C. Suzanne Womack, and each of them, his or her true and lawful attorneys-in-fact in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

                                   SIGNATURES

      a) Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, and State of Indiana, on the 21st day of October, 1993.

                                       LINCOLN NATIONAL
                                          AGGRESSIVE GROWTH FUND, INC.

                                       By
                                          ---------------------------------
                                          Robert A. Nikels, Chairman of
                                          the Board and President

      b) Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

    Signature                        Title                    Date
    ---------                        -----                    ----

-----------------------      Chairman of the Board,         ------------
Robert A. Nikels             President and Director
                             (Principal Executive
                             Officer)


/s/ John B. Borsch, Jr.                                       10-21-93
-----------------------      Director                       ------------
John B. Borsch, Jr.

-----------------------      Director                       ------------
Stanley R. Nelson

-----------------------      Director                       ------------
Jon A. Boscia

-----------------------      Director                       ------------
Nancy L. Frisby

-----------------------      Chief Accounting Officer       ------------
Lantz M. Mintch              (Principal Accounting
                             Officer)

-----------------------      Vice President and             ------------
Max A. Roesler               Treasurer (Principal
                             Financial Officer)